                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                     ---------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         08/15/98


The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                              The Money Store, Inc.
================================================================================
            (Exact name of registrant as specified in its charter)



New Jersey                                                     Applied For
----------                                                     -----------
State or other                    (Commission               (IRS Employer
jurisdiction of                   File Number)              ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey                                    07083
------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                          908-686-2000
                                                             -------------------


                                      n/a
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

           Item 5   Other Events
                    ---------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to
Class A Certificate holders with respect to Remittance Date of:   08/17/98

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.




                                       By: \s\ Harry Puglisi
                                       -----------------------------------------
                                         Name:  Harry Puglisi
                                         Title:  Treasurer






Dated:    08/31/98

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.






THE MONEY STORE INVESTMENT CORPORATION






BY: /s/ Harry Puglisi
   --------------------------------
          HARRY PUGLISI
           TREASURER

               SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION
    REPORTS THE FOLLOWING INFORMATION PERTAINING TO          SERIES 1998-1
    FOR THE       August 12, 1998     DETERMINATION DATE


1.   AVAILABLE FUNDS                                                                 $3,989,419.82


2.   (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                           82,645,105.85

     (B)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                            6,220,599.35

     (C)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                                             88,865,705.20

3.   PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                     2

     (B)  DOLLARS                                                                       135,325.70


4.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                      16,702.12


5.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                                           277,115.16


6.   AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
     FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
     PAYABLE TO REGISTERED HOLDERS                                                    1,485,511.25


7.   (A)  AMOUNT OF MONTHLY ADVANCE                                                           0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                   988.94


8. DELINQUENCY AND FORECLOSURE INFORMATION
            (SEE EXHIBIT K)


9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                                                            0.00


10.     (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
             (i)   ACCRUED INTEREST                                            425,622.30
             (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                    REMITTANCE DATE PLUS INTEREST                                    0.00
             (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                    ADJUSTMENT                                                   1,864.35
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                          427,486.65
                                                                                                               5.10736738
        (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
             (i)   ACCRUED INTEREST                                             34,213.20
             (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                    REMITTANCE DATE PLUS INTEREST                                    0.00
             (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                    ADJUSTMENT                                                     149.96
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                           34,363.16
                                                                                                               5.45446984
        (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
             (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                    AND OTHER RECOVERIES OF PRINCIPAL                          399,102.97
             (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                    INTEREST PURCHASED FOR BREACH OF
                    WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
             (iii) SUBSTITUTION ADJUSTMENTS                                         0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                    LOSSES THAT WERE LIQUIDATED                                     0.00
             (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                    DELINQUENT 24 MONTHS OR
                    UNCOLLECTIBLE                                                   0.00
             (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                         0.00
             (vii) RECALCULATED PRINCIPAL ADJUSTMENT                                0.00
        TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                            399,102.97
                                                                                                               4.76825532
        (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
             (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                    AND OTHER RECOVERIES OF PRINCIPAL                           30,040.01
             (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                    INTEREST PURCHASED FOR BREACH OF
                    WARRANTY AND RECEIVED BY THE TRUSTEE                             0.00
             (iii) SUBSTITUTION ADJUSTMENTS                                          0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                    LOSSES THAT WERE LIQUIDATED                                      0.00
             (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                    DELINQUENT 24 MONTHS OR
                    UNCOLLECTIBLE                                                    0.00
             (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          0.00
             (vii) RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                             30,040.01
                                                                                                               4.76825556

11.     (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
             IN CASH AND FROM LIQUIDATION OF
             PERMITTED INSTRUMENTS                                                                           2,315,190.91

        (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
             ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                                  0.00

12. (A)    AGGREGATE CLASS A CERTIFICATE PRINCIPAL
           BALANCE AFTER DISTRIBUTIONS TO BE MADE
           ON THE REMITTANCE DATE                                  82,246,002.88
                                                                    982.62846930
    (B)    AGGREGATE CLASS B CERTIFICATE PRINCIPAL
           BALANCE AFTER DISTRIBUTIONS TO BE MADE
           ON THE REMITTANCE DATE                                   6,190,559.34
                                                                    982.62846667
    (C)    POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
           TO BE MADE ON THE REMITTANCE DATE                       88,436,562.22
                                                                    982.62846911

13. (A)    EXCESS SPREAD                                              406,914.32

    (B)    EXTRA INTEREST                                             286,688.10

    (C)    SPREAD ACCOUNT BALANCE                                   2,315,190.91

    (D)    SPECIFIED SPREAD ACCOUNT REQUIREMENT                     3,095,279.68


14. (A)    WEIGHTED AVERAGE MATURITY                                     221.270

    (B)    WEIGHTED AVERAGE SBA LOAN INTEREST RATE                       10.566%


15. (A)    SERVICING FEE FOR THE RELATED DUE PERIOD                   134,094.22

    (B)    PREMIUM PROTECTION FEE FOR THE RELATED
           DUE PERIOD                                                 106,471.24

    (C)    AMOUNTS TO BE DEPOSITED TO THE EXPENSE
           ACCOUNT                                                      4,443.29


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A)    SECTION  5.04 (b)                                                0.00

    (B)    SECTION  5.04 (c)                                                0.00

    (C)    SECTION  5.04 (d)(ii)                                        4,377.77

    (D)    SECTION  5.04 (e)                                                0.00

    (E)    SECTION  5.04 (f)                                          103,122.70


17. (A)    CLASS A REMITTANCE RATE                                        6.180%

    (B)    CLASS B REMITTANCE RATE                                        6.600%


18. (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                           0.00

    (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                       0.00



19. OTHER INFORMATION AS REQUESTED